OPPENHEIMER BALANCED FUND/VA

Supplement dated February 22, 2013 to the Prospectus dated April 30, 2012

This supplement amends the Oppenheimer Balanced Fund/VA (the “Fund”) prospectus (the “Prospectus”), dated April 30, 2012, and is in addition to any other supplements.

Effective as of April 30, 2013:

1.	The Fund will change its name to “Oppenheimer Capital Income Fund/VA”. All references to “Oppenheimer Balanced Fund/VA” are replaced by references to “Oppenheimer Capital Income Fund/VA”.

2.	The first full paragraph on the front cover is deleted in its entirety and replaced by the following:

Oppenheimer Capital Income Fund/VA is a mutual fund that seeks total return. It invests in both equity and debt securities.

3.	The section titled “Investment Objective” on page 3 is deleted in its entirety and replaced by the following:

Investment Objective. The Fund seeks total return.

4.	The section titled “Principal Investment Strategies” beginning on page 3 is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund invests in both equity and debt securities of domestic and foreign issuers in different capitalization ranges and in developed or developing countries. Under normal market conditions, the Fund invests at least 65% of its total assets in equity and debt securities that are expected to generate income. The percentages of equity and debt securities the Fund holds may vary from time to time. There is no limit on the Fund’s investments in foreign securities.

Equity Securities. In selecting equity securities, the portfolio managers mainly use a value-oriented investing style. A security may be undervalued because the market does not yet recognize its potential or the issuer is temporarily out of favor. The Fund seeks to realize gains when other investors recognize the real or prospective worth of the security. Value securities may offer higher than average dividends and the Fund may invest in equity securities to seek both current income and capital growth. The portfolio managers typically look for securities that: have high current income, are believed to have substantial earnings possibilities, have low price/earnings ratios, and have a low price relative to the underlying value of the issuer’s assets, earnings, cash flow or other factors.

Debt Securities. The portfolio managers look for high current yields and typically search for corporate and government debt securities that offer: attractive relative value, more income than U.S. treasury obligations, a balance of risk and return, high income potential and portfolio diversification.

The Fund’s debt securities may be rated by a nationally recognized statistical rating organization or may be unrated. The Fund can invest up to 25% of its total assets below investment grade securities, also referred to as “junk bonds,” but cannot invest more than 10% of its assets in below investment grade non-convertible securities. “Investment grade” securities are rated in one of the top four rating categories.

Derivative Securities. The Fund may also use derivative instruments to seek income or to try to manage investment risks, including: options, futures, swaps, “structured” notes, mortgage-related securities and equity-linked debt securities.

The Fund may sell securities that no longer meet the above criteria.

The Fund’s holdings may at times differ significantly from the weightings of the indices comprising its reference index (the “Reference Index”). The Fund’s Reference Index is a customized weighted index currently comprised of the following underlying broad-based security indices: 65% of the Barclay’s Capital U.S. Aggregate Bond Index and 35% of the Russell 3000 Index. The Fund is not managed to be invested in the same percentages as those indices comprising the Reference Index.

5.	The following risk is added to the section titled “Principal Risks” beginning on page 4:

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

6.	The section titled “Main Risks of Derivative Investments” on page 5 is deleted in its entirety.

7.	The section titled “Asset Allocation Risk” on page 5 is deleted in its entirety.

8.	The section titled “Who Is The Fund Designed For?” on page 5 is deleted in its entirety and replaced by the following:

Who is the Fund Designed For? The Fund is designed primarily for investors seeking total return. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that has substantial investments in equity securities. Although the Fund seeks total return, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

9.	The section titled “Portfolio Managers” on page 6 is deleted in its entirety and replaced by the following:

Portfolio Managers. Michelle Borré, CFA, has been lead portfolio manager and Vice President of the Fund since April 2013. Krishna Memani has been a portfolio manager and Vice President of the Fund since April 2009.

10.	The following is added to the section titled “The Fund’s Principal Investment Strategies and Risks” beginning on page 7:

Preferred Stock. Preferred stock has a set dividend rate and ranks ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividends on preferred stock may be cumulative (they remain a liability of the company until paid) or non-cumulative. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. When interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall.

Convertible Securities. The Fund may also buy securities convertible into common stock. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The right to dividends payments on a company’s preferred stock is usually subordinate to the rights of its debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until paid) or non-cumulative. Most convertible securities will vary, to some extent, with changes in the price of the underlying common stock and are therefore subject to the risks of that stock. The Sub-Adviser considers some convertible securities to be “equity equivalents” because of the significant impact of their conversion feature on the prices of those securities. In addition, convertible securities may be subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

Convertible Preferred Stock. Some convertible preferred stocks have a mandatory conversion feature or a call feature that allows the issuer to redeem the stock on or prior to a mandatory conversion date. Those features could diminish the potential for capital appreciation on the investment.

Rights and Warrants. Rights and warrants provide the option to purchase equity securities at a specific price during a specific period of time.

Investments in Pooled Investment Entities that Invest in Loans. The Fund can also buy interests in trusts and other pooled entities (including other investment companies) that invest primarily or exclusively in loan obligations, including entities sponsored or advised by the Manager or an affiliate. The Fund will be subject to the pooled entity’s credit risks as well as the credit risks of the underlying loans. The loans underlying these investments may include loans to foreign or U.S. borrowers, may be collateralized or uncollateralized and may be rated investment grade or below or may be unrated.

These investments are subject to the risk of default by the borrower, interest rate and prepayment risk, as well as credit risks of the pooled entity that holds the loan obligations.

Master Limited Partnerships. The Fund may invest in publicly traded limited partnerships known as “master limited partnerships” or MLPs. MLPs issue units that are registered with the Securities and Exchange Commission and are freely tradable on a securities exchange or in the over-the-counter market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP. MLPs are typically real estate, oil and gas and equipment leasing vehicles, but they also finance movies, research and development, and other projects.

11.	In the section titled “Credit Quality”, the third and fourth full paragraphs on page 8 are deleted in their entirety and replaced by the following:

The Fund invests primarily in investment-grade debt securities but may invest in lower-grade debt securities and is not required to dispose of debt securities that fall below investment-grade after the Fund buys them.

12.	In the section titled “Forward Rolls” on page 8, the following is added:

A substantial portion of the Fund’s assets may be subject to forward roll transactions at any given time.

13.	In the section titled “Risks of Small- and Mid-Sized Companies” on page 9, the following is deleted:

The Fund currently focuses on securities of issuers that have mid-to-large capitalizations. They may pay higher dividends than small-capitalization companies and their stock prices have tended to be less volatile than securities of smaller issuers. However, the Fund can buy stocks of issuers in all capitalization ranges. At times the Manager might increase the relative emphasis of securities of issuers in a particular capitalization range if the Manager believes they offer greater opportunities for total return.

The Fund limits its investments in securities of small, unseasoned issuers to not more than 5% of its net assets.

14.	In the section titled “Participation Interests in Loans” on page 11, the following is deleted:

Not more than 5% of the Fund’s net assets can be invested in participation interests of any one borrower.

15.	The following is added to the section titled “Other Investment Strategies and Risks” beginning on page 10:

Risks of Leverage. Derivatives may involve leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Fund’s use of certain leveraged derivatives can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Fund uses derivatives that entail leverage, the Fund’s share price will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Fund’s investments. The Fund has limits on the leverage ratio of its overall portfolio. The Fund is also subject to legal requirements that it must identify liquid assets on its books with respect to certain derivatives or engage in other measures to seek to reduce derivatives risks.

Investments in Other Investment Companies. The Fund can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds, unit investment trusts and business development companies subject to the limits of the Investment Company Act. One reason the Fund might do so is to gain exposure to segments of the markets represented by another fund, at times when the Fund might not be able to buy the particular type of securities directly. As a shareholder of an investment company, the Fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses. The Fund does not intend to invest in other investment companies unless the Sub-Adviser believes that the potential benefits of the investment justify the expenses. The Fund’s investments in the securities of other investment companies are subject to the limits that apply to those types of investments under the Investment Company Act.

16.	The section titled “Industry and Sector Focus” on page 11 is deleted in its entirety.

17.	The section titled “Growth Investing” on page 11 is deleted in its entirety.

18.	In the section titled “Illiquid and Restricted Securities”, the first full paragraph on page 12 is deleted in its entirety and replaced with the following:

The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%. The Sub-Adviser monitors the Fund’s holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

19.	The section titled “Changes to the Fund’s Investment Policies” on page 12 is deleted in its entirety and replaced with the following:

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

20.	The section titled “Portfolio Managers” on page 13 is deleted in its entirety and replaced with the following:

Portfolio Managers. The Fund’s overall portfolio is managed by Michelle Borré, CFA, the lead portfolio manager, and a portion of the portfolio’s fixed income component is managed by Krishna Memani. Ms. Borré has been a portfolio manager and Vice President of the Fund since April 2013. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009.

Ms. Borré has been a Vice President of the Sub-Adviser since April 2003 and was a Senior Research Analyst of the Sub-Adviser from February 2003 to April 2009. She held various positions, including Managing Director and Partner, at J&W Seligman between July 1996 and January 2003. Ms. Borré serves as an Adjunct Professor of Finance and Economics at Columbia Business School and served on the Executive Advisory Board at The Heilbrunn Center for Graham and Dodd Investing at Columbia Business School from 2004 to 2005. Ms. Borré is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the Director of Fixed Income of the Sub-Adviser since October 2010 and a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Sub-Adviser since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

February 22, 2013                                                                                                                   PS0670.017

OPPENHEIMER GLOBAL SECURITIES FUND/VA

Supplement dated February 22, 2013 to the

Prospectus dated April 30, 2012

This supplement amends the Oppenheimer Global Securities Fund/VA (the "Fund") prospectus (the “Prospectus”) dated April 30, 2012, and is in addition to any other supplements.

Effective as of April 30, 2013:

  The Fund will change its name to “Oppenheimer Global Fund/VA.” All references to "Oppenheimer Global Securities Fund/VA” are replaced by references to “Oppenheimer Global Fund/VA.”

  The first full paragraph on the cover page is deleted in its entirety and replaced by the following:

Oppenheimer Global Fund/VA is a mutual fund that seeks capital appreciation. It invests mainly in common stocks of U.S. and foreign issuers.

  The section titled “Investment Objective” on page 3 is deleted in its entirety and replaced by the following:

Investment Objective. The Fund seeks capital appreciation.

  The second paragraph of the section titled “Principal Investment Strategies” on page 3 is deleted in its entirety and replaced by the following:

Under normal market conditions, the Fund will invest in at least three different countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund is not required to allocate its investments in any set percentages in any particular countries.

  The section titled “Changes to the Fund’s Investment Policies” on page 8 is deleted in its entirety and replaced by the following:

Changes to The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares; however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy or restriction is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

February 22, 2013                                                                                                  PS0485.083

OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Supplement dated February 22, 2013 to the

Prospectus dated April 30, 2012

This supplement amends the Prospectus of Oppenheimer Global Strategic Income Fund/VA (the "Fund") dated April 30, 2012, and is in addition to any other supplements.

Effective as of April 30, 2013:

  The section titled “Portfolio Managers,” on page 6, is deleted in its entirety and replaced by the following:

Portfolio Managers. Arthur P. Steinmetz, the lead portfolio manager, has been a Vice President and portfolio manager of the Fund since May 1993. Krishna Memani has been a Vice President of the Fund since March 2009 and portfolio manager of the Fund since April 2009. Sara J. Zervos, PhD, has been a portfolio manager of the Fund since October 2010 and a Vice President of the Fund since November 2010. Jack Brown, CFA, has been a Vice President and portfolio manager of the Fund since April 2013.

  The section titled “Portfolio Managers,” beginning on page 14, is deleted in its entirety and replaced by the following:

Portfolio Managers. The Fund’s portfolio is managed by Arthur P. Steinmetz, the lead portfolio manager, Krishna Memani, Sara Zervos and Jack Brown, who are primarily responsible for the day-to-day management of the Fund’s investments. Mr. Steinmetz has been the lead portfolio manager and Vice President of the Fund since May 1993. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009. Ms. Zervos, Ph.D., has been a portfolio manager of the Fund since October 2010 and Vice President of the Fund since November 2010. Mr. Brown, CFA, has been a Vice President and portfolio manager of the Fund since April 2013.

Mr. Steinmetz has been the Chief Investment Officer of the OppenheimerFunds advisory entities since January 2013; Executive Vice President and Director of the Manager since January 2013; Chief Investment Officer of the Sub-Adviser from October 2010 to December 2012; Chief Investment Officer, Fixed-Income, of the Sub-Adviser from April 2009 to October 2010; Executive Vice President of the Sub-Adviser from October 2009 to December 2012; Director of Fixed Income of the Sub-Adviser from January 2009 to April 2009; and a Senior Vice President of the Sub-Adviser from March 1993 to September 2009. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been the President of the Sub-Adviser since January 2013; the Chief Investment Officer, Fixed Income, of the Sub-Adviser since January 2013; a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Sub-Adviser since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Ms. Zervos has been a Senior Vice President of the Sub-Adviser since January 2011, the Head of the Sub-Adviser’s Global Debt Team since October 2010, and is the team’s Director of International Research. She was a Vice President of the Sub-Adviser from April 2008 to December 2010. She was a portfolio manager with Sailfish Capital Management from May 2007 to February 2008 and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management from June 2004 to April 2007. Ms. Zervos is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Brown has been a Vice President of the Sub-Adviser since May 2009 and was a senior analyst for the High Yield Corporate Debt team from 2000 to 2012. He joined the Sub-Adviser in 1995 and has held numerous positions including fixed income liaison, analyst and senior analyst. Mr. Brown is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

February 22, 2013                                                                                        PS0265.016

OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA

Supplement dated February 22, 2013 to the Prospectus dated April 30, 2012

Important Notice Regarding Change in Investment Policy

This supplement amends the Oppenheimer Small- & Mid-Cap Growth Fund/VA (the “Fund”) prospectus (the “Prospectus”), dated April 30, 2012, and is in addition to any other supplements.

Effective as of April 30, 2013:

1.	The Fund will change its name to “Oppenheimer Discovery Mid Cap Growth Fund/VA”. All references to “Oppenheimer Small- & Mid-Cap Growth Fund/VA” are replaced by references to “Oppenheimer Discovery Mid Cap Growth Fund/VA”.

2.	The first full paragraph on the front cover is deleted in its entirety and replaced by the following:

Oppenheimer Discovery Mid Cap Growth Fund/VA is a mutual fund that seeks capital appreciation by investing in “growth type” companies. It currently emphasizes investments in common stocks of companies that, at the time of purchase, are within the range of the market capitalization of the Russell Midcap(R) Growth Index.

3.	The section titled “Investment Objective” on page 3 is deleted in its entirety and replaced by the following:

Investment Objective. The Fund seeks capital appreciation.

4.	The first paragraph of the section titled “Principal Investment Strategies” on page 3 is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund mainly invests in equity securities, such as common stocks of U.S. companies that the portfolio manager expects to have above-average growth rates. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of “mid-cap” issuers. A company’s “market capitalization” is the total value of its outstanding common stock. Relative to other companies, a company may be classified as small-cap, mid-cap or large-cap. The Fund defines mid-cap companies as those companies that are within the range of market capitalizations of the Russell Midcap Growth Index. This range is subject to change daily due to market activity and changes in the composition of that index. The Fund measures a company's capitalization at the time the Fund buys a security, and it is not required to sell a security if the issuer’s capitalization moves outside of the Fund’s definition of mid-cap issuers.

5.	The section titled “Main Risks of Small- and Mid-Sized Companies” on page 4 is deleted in its entirety and replaced by the following:

Main Risks of Mid-Sized Companies. Mid-sized companies generally involve greater risk of loss than larger companies. The stock prices of mid-sized companies may be more volatile and their securities may be less liquid and more difficult to sell than those of larger companies. They may have less established markets, fewer customers and product lines, less management depth and more limited access to financial resources. Mid-sized companies may not pay dividends for some time, if at all.

6.	The section titled “Who Is The Fund Designed For?” on page 5 is deleted in its entirety and replaced by the following:

Who Is The Fund Designed For? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation over the long term. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a growth fund focusing on mid-cap stock investments. Because of its focus on long-term growth, the Fund may be appropriate for investors with longer term investment goals. The Fund is not designed for investors needing current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

7.	The section titled “Small-Cap Investments” on page 6 is deleted in its entirety.

8.	The following is added to the section titled “The Fund’s Principal Investment Strategies and Risks” beginning on page 6:

Special Risks of Mid-Cap Companies. Mid-cap companies are generally companies that have completed their initial start-up cycle. While mid-cap companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements than larger companies. Mid-cap companies' securities are often traded in over-the-counter markets and therefore may be less liquid than stocks of larger exchange-traded issuers, meaning it might be harder for the Fund to dispose of those holdings at an acceptable price when it wants to sell them. Mid-cap companies may have less established markets for their products or services and may have fewer customers and product lines than larger companies. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since mid-cap companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Mid-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of unseasoned companies may be particularly volatile, especially in the short term and in periods of market instability. It may take a substantial period of time to realize a gain on an investment in a mid-cap company, if any gain is realized at all.

9.	The section titled “Changes To The Fund’s Investment Policies” on page 8 is deleted in its entirety and replaced with the following:

Changes To The Fund's Investment Policies. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. Shareholders will receive 60 days advance notice of any change in the 80% investment policy described in "Principal Investment Strategies." The Fund's investment objective is not a fundamental policy. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

February 22, 2013                                                                                      PS0620.010

OPPENHEIMER VALUE FUND/VA

Supplement dated February 22, 2013 to the

Prospectus dated April 30, 2012

This supplement amends the Oppenheimer Value Fund/VA (the "Fund") prospectus (the "Prospectus") dated April 30, 2012, and is in addition to any other supplements.

Effective as of April 30, 2013:

1. The Fund will change its name to "Oppenheimer Equity Income Fund/VA." All references to “Oppenheimer Value Fund/VA” are replaced by references to “Oppenheimer Equity Income Fund/VA.”

2. The first full paragraph on the cover page is deleted in its entirety and replaced by the following:

Oppenheimer Equity Income Fund/VA is a mutual fund that seeks total return. It invests mainly in common stocks and other equity securities that it believes are undervalued.

3. The section titled “Investment Objective,” on page 3, is deleted in its entirety and replaced with the following:

Investment Objective. The Fund seeks total return.

4. The section titled "Principal Investment Strategies," beginning on page 3, is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund mainly invests in common stocks of U.S. companies that the portfolio manager believes are undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities. The Fund may invest in equity securities other than common stocks, such as preferred stocks, warrants and securities convertible into common stocks. The Fund may invest in equity securities issued by companies of different capitalization ranges, but will typically focus on larger capitalization stocks. The Fund may invest in equity securities both for current income from dividends as well as for growth opportunities.

The Fund can buy securities of companies in developed and emerging market countries. The Fund has no limits on the amounts it can invest in foreign securities. However, currently it does not intend to invest more than 25% of its net assets in securities of issuers in any single foreign country or more than 5% of its net assets in companies or government issuers in emerging market countries.

In selecting investments for the Fund, the portfolio manager mainly relies on a value-oriented investing style. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth. The Fund also looks for securities that offer higher than average dividends. The portfolio manager generally uses a fundamental approach to analyzing issuers, for example, by looking at price/earnings ratios and current balance sheet information. Currently, the portfolio manager focuses on securities that have high current income and are believed to have substantial earnings possibilities, have low price/earnings ratios relative to other securities, and that have a low price relative to the underlying value of the issuer's assets, earnings, cash flow or other factors. These criteria may vary in particular cases and may change over time. The Fund may sell securities that the portfolio manager believes no longer meet these criteria, but is not required to do so.

5. The following risks are added to the section titled “Principal Risks,” on page 4:

Main Risks of Other Equity Securities. Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally ranks behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Dividend Risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. High-dividend stocks may not experience high earnings growth or capital appreciation. The Fund's performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

6. The section titled "Who is the Fund Designed For?,” on page 3, is deleted in its entirety and replaced by the following:

Who Is the Fund Designed For? The Fund’s shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. Those investors should be willing to assume the risks of short-term share price fluctuations and losses that are typical for a fund emphasizing investments in equity securities. Since the Fund’s income level will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

7. The section titled "Portfolio Managers," on page 5, is deleted in its entirety and replaced by the following:

Portfolio Manager. Michael S. Levine, CFA, has been a Vice President and portfolio manager of the Fund since April 2013.

8. The section titled "Derivative Investments," on page 8, is deleted in its entirety and replaced by the following:

Derivative Investments. The Fund can invest in “derivative” instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks. The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

“Structured” Notes. “Structured” notes are specially-designed derivative debt instruments. The terms of the instrument may be determined or “structured” by the purchaser and the issuer of the note. Payments of principal or interest on these notes may be linked to the value of an index (such as a currency or securities index), one or more securities, a commodity or the financial performance of one or more obligors. The value of these notes will normally rise or fall in response to the changes in the performance of the underlying security, index, commodity or obligor.

Risks of Structured Notes. Structured notes are subject to interest rate risk. They are also subject to credit risk with respect both to the issuer and, if applicable, to the underlying security or obligor. If the underlying investment or index does not perform as anticipated, the structured note might pay less interest than the stated coupon payment or repay less principal upon maturity. The price of structured notes may be very volatile and they may have a limited trading market, making it difficult to value them or sell them at an acceptable price. In some cases, the Fund may enter into agreements with an issuer of structured notes to purchase a minimum amount of those notes over time.

Options, futures, forward contracts and structured instruments are some of the derivatives that the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or hedging purposes.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund’s portfolio. At times, however, a hedging instrument’s value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security, obligor or other instrument on which a derivative is based, or the derivative itself, may not perform as expected. The Fund may lose money on a derivative investment if the issuer or counterparty fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

9. The section titled "Cash and Cash Equivalents," on page 9, is deleted in its entirety.

10. The section titled "Portfolio Manager," on page 10, is deleted in its entirety and replaced by the following:

Portfolio Manager. The Fund’s portfolio is managed by Michael Levine, CFA, who is primarily responsible for the day-to-day management of the Fund’s investments. Mr. Levine has been a portfolio manager and Vice President of the Fund since April 2013. He has been a Vice President of the Sub-Adviser since June 1998 and a Senior Portfolio Manager of the Sub-Adviser since September 2000. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

 The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

February 22, 2013                                                                                               PS0642.006

OPPENHEIMER VARIABLE ACCOUNT FUNDS

Oppenheimer Balanced Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer Global Strategic Income Fund/VA

Oppenheimer Small- & Mid-Cap Growth Fund/VA

Oppenheimer Value Fund/VA

Supplement dated February 22, 2013 to the

Statement of Additional Information dated April 30, 2012

This supplement amends the Statement of Additional Information (“SAI”) of Oppenheimer Variable Account Funds dated, April 30, 2012, with respect to each fund referenced above (each a “Fund”), and is in addition to any other supplements.

Effective as of April 30, 2013:

1. The name of each Fund referenced below under “Prior Fund Name” is deleted and replaced with the corresponding “New Fund Name” set forth below:

Prior Fund Name	New Fund Name
Oppenheimer Balanced Fund/VA	Oppenheimer Capital Income Fund/VA
Oppenheimer Global Securities Fund/VA	Oppenheimer Global Fund/VA
Oppenheimer Small- & Mid-Cap Growth Fund/VA	Oppenheimer Discovery Mid Cap Growth Fund/VA
Oppenheimer Value Fund/VA	Oppenheimer Equity Income Fund/VA

2. The following is added to the section titled “The Funds’ Main Investment Policies,” which begins on page 3:

Loan Assignments. Capital Income Fund/VA may also purchase a loan by assignment. When the Fund purchases a loan by assignment, it typically succeeds to whatever rights the assigning lender had under the loan agreement and becomes a "lender" under the loan agreement, which may provide that the Fund can enforce the terms of the agreement and may provide that the Fund may have rights with respect to any funds acquired by the borrower's other lenders. Subject to the terms of the loan agreement, the Fund may enforce compliance by the borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. When the Fund buys an assignment, it may be required to pay a fee, or forgo a portion of interest and fees payable to it, to the lender selling the assignment. In addition, the Fund may be required to pay a transfer fee to the lending agent. Occasionally, the assignor pays a fee to the assignee. If the Fund assigns a loan, it may be required to pass along to a buyer a portion of any fees that the Fund is entitled to. Loan assignments are subject to the Fund's limit on investing in illiquid securities and are also subject to credit risk.

Real Estate Investment Trusts (REITs). Certain of the Funds, particularly Capital Income Fund/VA, may invest in REITs. REITs are trusts that sell shares to investors and use the proceeds to invest in real estate. A REIT can focus on a particular project, such as a shopping center or apartment complex, or may buy many properties or properties located in a particular geographic region.

To the extent that a REIT focuses on a particular project, sector of the real estate market or geographic region, its share price will be affected by economic and political events affecting that project, sector or geographic region. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. REIT prices also may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management.

Publicly Traded Partnerships; Master Limited Partnerships. Certain of the Funds, particularly Capital Income Fund/VA and Equity Income Fund/VA, may invest in publicly traded limited partnerships such as master limited partnerships ("MLPs"). MLPs issue units that are registered with the Securities and Exchange Commission (the "SEC") and are freely tradable on a securities exchange or in the over-the-counter market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amounts the Fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. This right of an MLP's creditors would continue even after the Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas and equipment leasing assets, but they also finance entertainment, research and development, and other projects.

A Fund currently may invest in MLPs that are generally taxed as corporations for United States federal tax purposes and that make distributions in additional shares rather than cash. Because these distributions of additional shares will be made proportionately to all owners of shares, the receipt of these additional shares will not be included in the gross income of an owner of shares for United States federal income tax purposes. When the Fund as an owner of the shares of such an MLP receives additional shares, it will be required to allocate its tax basis in its shares of the MLP equally between shares that the Fund already owns and the new additional shares received. Gain or loss recognized by the Fund as an owner of shares, on the sale or other disposition of a share will generally be taxable as capital gain or loss.

As regulated investment companies, the Funds are required to derive at least 90% of its gross income for every taxable year from qualifying income. As an owner of shares of an MLP, a Fund will not report on its United States federal income tax return any of an MLP's items of income, gain, loss and deduction. Thus, ownership of shares by a Fund will not result in income which is not qualifying income to the fund that elects to qualify as a regulated investment company for federal tax purposes. Furthermore, any gain from the sale or other disposition of the shares of an MLP that a Fund owns, and the associated purchase rights, will qualify for purposes of that 90% test. Finally, shares, and the associated purchase rights, will constitute qualifying assets to mutual funds which also must own at least 50% qualifying assets at the end of each quarter.

Reverse Repurchase Agreements. The Funds may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of a debt obligation to a party for a specified price, with the simultaneous agreement to repurchase it from that party on a future date at a higher price. These transactions involve the risk that the market value of the securities sold under a reverse repurchase agreement could decline below the price that a Fund is required to repurchase them. A Fund will identify liquid assets on its books to cover its obligations under reverse repurchase agreements until payment is made to the other party.

3. The section titled “Investment Restrictions,” beginning on page 29, is deleted and replaced in its entirety by the following:

Investment Restrictions

Diversification. The Funds are classified as "diversified" under the Investment Company Act. Currently, under the Investment Company Act a "diversified" fund is one with at least 75% of the value of its total assets represented by: (i) cash and cash items (including receivables), (ii) securities issued by the U.S. government or any of its agencies or instrumentalities, (iii) securities of other investment companies, and (iv) other securities that, for any one issuer, are limited in respect to an amount not greater than 5% of the value of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer. A change to a non-diversified status would require shareholder approval.

Fundamental Policies. The Funds have adopted policies and restrictions to govern their investments. Under the Investment Company Act, fundamental policies are those policies that can be changed only by the vote of a "majority" of each Fund's outstanding voting securities which is defined as the vote of the holders of the lesser of:

67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

Each Funds' investment objective is a non-fundamental policy. Other policies and restrictions described in the Funds' Prospectuses or this SAI are "fundamental" only if they are identified as such. The Funds' Board of Trustees can change non-fundamental policies and restrictions without shareholder approval. However, significant changes to investment policies and restrictions will be described in supplements or updates to a Fund's Prospectus or this SAI, as appropriate. The Funds' most significant investment policies are described in the Prospectus.

Other Fundamental Investment Restrictions. The following investment restrictions are fundamental policies of each Fund, except Money Fund/VA.

  The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Funds’ investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund cannot issue "senior securities," except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

The following investment restrictions are fundamental policies of Money Fund/VA.

  The Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemptions may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry, except that the Fund may invest without limit in obligations issued by banks, and except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction. For purposes of this concentration limitation, the Fund's investment adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry or sector classification consistent with those characteristics in the event that any third party classification provider that may be used by the investment adviser does not assign a classification.

  The Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund cannot invest in real estate or commodities, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund cannot issue "senior securities," except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

  The Fund cannot underwrite securities of other issuers, except to the extent permitted under the Investment Company Act or the Securities Act of 1933, the rules or regulations thereunder or any exemption therefrom that is applicable to the Funds, as such statutes, rules, regulations or exemption may be amended or interpreted from time to time by the Securities and Exchange Commission, its staff, or other authority with appropriate jurisdiction.

The following is only a brief summary of certain current limitations imposed on investment companies by the Investment Company Act and certain rules and interpretations thereunder, and is not a complete description of such limits. The discussion below is based on current law, regulations and administrative interpretations. Those laws, regulations and administrative interpretations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

The Investment Company Act prohibits a fund from issuing "senior securities," which are generally defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets, except that the fund may borrow money as described above.

Currently, under the Investment Company Act, and an Oppenheimer funds' exemptive order, a fund may borrow only from banks and/or affiliated investment companies in an amount up to one-third of its total assets (including the amount borrowed less all liabilities and indebtedness other than borrowing), except that a fund may borrow up to 5% of its total assets from any person for temporary purposes. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

Under the Investment Company Act a fund currently cannot make any commitment as an underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than ten percent of the outstanding voting securities, exceeds twenty-five percent of the value of the fund's total assets, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act when reselling securities held in its own portfolio.

The Investment Company Act does not prohibit a fund from owning real estate, commodities or contracts related to commodities. The extent to which the Fund can invest in real estate and/or commodities or contracts related to commodities is set out in the investment strategies described in the Prospectus and this SAI.

Current SEC staff interpretations under the Investment Company Act prohibit a fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.

The Investment Company Act does not define what constitutes "concentration" in an industry. However, the SEC has taken the position that investment of more than 25% of a fund's total assets in issuers in the same industry constitutes concentration in that industry. That limit does not apply to securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities or securities issued by investment companies; however, securities issued by any one foreign government are considered to be part of a single "industry."

Unless the Prospectus or this SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Funds makes an investment (except in the case of borrowing and investments in illiquid securities). The Funds need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

For purposes of the Funds' policy not to concentrate its investments as described above, the Funds have adopted classifications of industries and group of related industries. These classifications are not fundamental policies.

Global Strategic Income Fund/VA's Subsidiary will also follow that Fund's fundamental and non-fundamental investment restrictions, described above, with respect to its investments.

4. The following information amends the information contained in the table reflecting the officers’ tenure and capacities and the paragraph immediately preceding it on page 45, the table titled “Portfolio Managers,” on page 56, and the section titled “Ownership of Fund Shares,” on page 59:

Michelle Borre is a Vice President since 2013. She and Krishna Memani manage Oppenheimer Capital Income Fund/VA, known as Balanced Fund/VA prior to April 30, 2013. Mitch Williams managed the Fund prior to April 30, 2013.

Jack Brown is a Vice President since 2013. He manages Global Strategic Income Fund/VA, along with Art Steinmetz, Krishna Memani and Sara Zervos. Joseph Welsh was a portfolio manager of the Fund prior to April 30, 2013.

Michael Levine is a Vice President since 2013. He manages Equity Income Fund/VA, known as Value Fund/VA prior to April 30, 2013. Mitch Williams managed the Fund prior to April 30, 2013.

The address for Ms. Borre, Mr. Brown and Mr. Levine is Two World Financial Center, 225 Liberty Street, New York, New York. As of January 31, 2013, Ms. Borre and Messrs. Brown and Levine did beneficially own any shares of the Funds, which are sold only through insurance companies to their contract owners.

5. The following information is added to the table titled “Other Information About the Officers of the Funds,” beginning on page 45:

Name, Age, Position(s)	Principal Occupation(s) During the Last 5 Years	Portfolios Overseen in the Complex
Michelle Borre (45), Vice President	Vice President of the Sub-Adviser (since April 2003); Senior Portfolio Manager of the Sub-Adviser (since April 2009); Senior Research Analyst of the Sub-Adviser (February 2003-April 2009). Ms. Borre held various positions, including Managing Director and Partner, at J&W Seligman (July 1996 -January 2003). Adjunct Professor of Finance and Economics at Columbia Business School; Served on the Executive Advisory Board at the Heilbrunn Center for Graham and Dodd Investing at Columbia Business School (from 2004 to 2005).	3
Jack Brown (39), Vice President	Vice President of the Sub-Adviser (since May 2009) and was a senior analyst for the High Yield Corporate Debt team (from 2000 to 2012). He joined the Sub-Adviser (in 1995) and has held numerous positions including fixed income liaison, analyst and senior analyst.	2
Michael Levine (47), Vice President	Vice President of the Sub-Adviser (since June 1998) and Senior Portfolio Manager of the Sub-Adviser (since September 2000).	2

6. Other Accounts Managed. The following table provides information regarding the other portfolios and accounts managed by Ms. Borre, Mr. Brown and Mr. Levine as of January 31, 2013. No portfolio or account has an advisory fee based on performance.

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles	Total Assets in Other Pooled Investment Vehicles[2]	Other Accounts Managed	Total Assets in Other Accounts Managed[2,3]
Michelle Borre	2	$2.66	1	$2.60	0	$0
Jack Brown	3	$18.71	1	$1.43	0	$0
Michael Levine	1	$3.74	0	$0	0	$0
1.	In billions.
2.	In millions.
3.	Does not include personal accounts of the portfolio manager and his or her family, which are subject to the Code of Ethics.

7. The information pertaining to Global Strategic Income Fund/VA that is included in the table at the end of the section titled “Compensation of the Portfolio Managers,” beginning on page 58, is deleted and replaced with the following:

Fund Name and Portfolio Managers	Lipper Peer Group Category	Morningstar Peer Group Category
Global Strategic Income Fund/VA Arthur P. Steinmetz Krishna Memani Sara Zervos Jack Brown	N/A	Multisector Bond

8. The following information is added to the table at the end of the section titled “Compensation of the Portfolio Managers,” beginning on page 58:

Fund Name and Portfolio Managers	Lipper Peer Group Category	Morningstar Peer Group Category
Capital Income Fund/VA Michelle Borre Krishna Memani	N/A	Conservative Allocation
Equity Income Fund/VA Michael Levine	N/A	Large Value

February 22, 2013                                                                                                                    PX0610.030